Label	Element	Value
MFS Blended Research Small Cap Equity Fund
Risk/Return:	oef_RiskReturnAbstract
Supplement to Prospectus [Text Block]	oef_SupplementToProspectusTextBlock

SUPPLEMENT TO THE PROSPECTUS

Supplement dated January 27, 2026, to the Prospectus dated September 26, 2025.

MFS® Blended Research® Small Cap Equity Fund

Effective June 10, 2026, the second paragraph in the sub-sections entitled "Principal Investment Strategies" under the main headings entitled "Summary of Key Information" and "Investment Objective, Strategies, and Risks" is restated in its entirety with the following paragraph:

MFS normally invests at least 80% of the fund’s net assets in equity securities of issuers with small market capitalizations. MFS defines small market capitalization companies as issuers that (i) have market capitalizations within the capitalization range of the Russell 2000® Index over the past 12 months based on the current composition of the index and/or are (ii) classified as a small capitalization company by an independent third party financial data provider. The maximum market capitalization of companies considered to have small capitalizations based on the above criteria will change over time depending on market conditions. For illustrative purposes, as of December 31, 2025, the range of the market capitalizations of the issuers in the Russell 2000® Index was between approximately $5.0 million and $31.3 billion, and the fund’s average weighted market capitalization as of that date was $5.2 billion. Equity securities include common stocks, depositary receipts, equity interests in real estate investment trusts (REITs), and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.

Risk/Return [Heading]	oef_RiskReturnHeading	MFS® Blended Research® Small Cap Equity Fund